UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

Ecovyst Inc.

Commission File Number: 001-38221

Delaware	81-3406833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 200
Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(484) 617-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	ECVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 10, 2025, Ecovyst Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Technip Energies N.V. (the “Purchaser”), pursuant to which the Company will divest its Advanced Materials & Catalysts business to the Purchaser (the “Transaction”). The Company and the Purchaser will provide each other with certain transition services for a period of up to 13 months from the date of the closing of the Transaction. The Transaction is expected to be completed in the first quarter of 2026.

Pursuant to the Purchase Agreement, the Purchaser will pay a purchase price of $556 million in cash, subject to certain adjustments specified therein, including for indebtedness, cash, working capital and transaction expenses of the Advanced Materials & Catalysts business at the closing of the Transaction.

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications as set out in the Purchase Agreement. The Company and Purchaser have agreed to use reasonable best efforts to take any and all actions that may be required in order to obtain antitrust approval of the proposed Transaction, subject to certain limitations.

Each party’s obligation to consummate the Transaction pursuant to the Purchase Agreement is subject to the satisfaction or waiver of customary closing conditions as set out therein, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of the parties; (ii) performance in all material respects by each of the parties of its covenants and agreements; (iii) the expiration or early termination of any applicable waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of certain other required regulatory clearances; and (iv) the absence of any law or order from any governmental entity making illegal or prohibiting consummation of the Transaction.

The Purchase Agreement includes certain customary termination rights for each of the Company and the Purchaser, including if the Transaction is not completed on or before March 10, 2026, subject to extension in certain specified instances until no later than May 7, 2026.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference. It is not intended to provide any other information about the Company, the Purchaser or their respective subsidiaries, affiliates or businesses. The Purchase Agreement contains representations and warranties that are the product of negotiations among the parties thereto and the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered by the respective parties to the Purchase Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Note on Forward-Looking Statements

Some of the information contained in this Form 8-K constitutes “forward-looking statements.” Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “projects,” “aims” and similar references to future periods. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Examples of forward-looking statements include, but are not limited to, the timing of the closing of the Transaction, the receipt of required regulatory filings and approvals relating to the transaction, and the ability to complete the Transaction considering the various closing conditions. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the possibility that the conditions to the closing of the Transaction are not satisfied, including the risk that required regulatory approvals are not obtained, on a timely basis or at all; the occurrence of any event, change or other circumstance that could give rise to a right to terminate the Transaction; unexpected costs, liabilities or delays in connection with the Transaction; legal proceedings initiated in connection with the Transaction; an expected material loss related to the Transaction to be reported in discontinued operations in the Company’s financial statements; regional, national or global political, economic, business, competitive, market and regulatory conditions, including the enactment, schedule and impact of tariffs and trade disputes; currency exchange rates; the effects of inflation; and other factors, including those described in the sections titled “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date of this Form 8-K. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of September 10, 2025, by and between Ecovyst Inc. and Technip Energies N.V.*

104	The cover page from this Current Report on Form 8-K of Ecovyst Inc., formatted in Inline XBRL and included as Exhibit 101

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2025	Ecovyst Inc.

	By:	/s/ Michael Feehan
	Name:	Michael Feehan
	Title:	Vice President and Chief Financial Officer